UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001‑11350 (Commission File Number)	59‑0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code: (386) 274‑2202

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Consolidated-Tomoka Land Co. (the “Company”) was held on April 25, 2018 at LPGA International Golf Club in Daytona Beach, Florida.  Set forth below are the proposals voted upon at the 2018 Annual Meeting, and the preliminary tabulation reported by the independent inspector of elections, First Coast Results, Inc. (“First Coast”).

These results are based on a  preliminary tabulation only and are subject to change based on certification of the voting results by First Coast.  The Company will file an amendment to this Current Report on Form 8‑K to disclose the final voting results after receiving the final certified report from First Coast.

As of the close of business on March 2, 2018, the record date for the 2018 Annual Meeting, 5,595,040 shares of the Company’s common stock, $1 par value (“Common Stock”),  were outstanding and entitled to vote.  Based on the preliminary tabulation of the voting results from First Coast, and subject to the qualifications set forth herein, at least 4,857,171 shares of Common Stock were voted in person or by proxy at the 2018 Annual Meeting, representing nearly 87% of the total shares entitled to be voted.

The preliminary tabulation of the voting results (subject to the qualifications set forth herein) from First Coast for the proposals presented at the 2018 Annual Meeting is as follows:

Proposal 1 – Election of Directors

The Company’s Board of Director Nominees

Director	For	Withheld
John P. Albright	3,063,983	33,997
Laura M. Franklin	2,804,597	293,383
Christopher W. Haga	2,972,188	125,792
William L. Olivari	2,903,305	194,675
Howard C. Serkin	2,812,736	285,244
Thomas P. Warlow, III	2,812,211	285,769
Casey R. Wold	2,812,839	285,141

Wintergreen’s Nominees

Director	For	Withheld
Elizabeth N. Cohernour	1,620,667	32,295
Evan H. Ho	1,620,667	32,295
David J. Winters	1,620,667	32,295

The total estimated number of broker non-votes with respect to Proposal 1 was 150,883.  Based on the preliminary tabulation, the seven directors elected at the meeting would be: John. P. Albright;  Laura M. Franklin;  Christopher W. Haga;  William L. Olivari;  Howard C. Serkin;  Thomas P. Warlow, III;  and Casey R. Wold.

Proposal 2 – Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.  The proposal would be approved based on the following preliminary tabulation of the voting results:

For	Against	Abstain
3,253,788	12,424	1,635,613

Proposal 3 – Advisory vote on the Company’s executive compensation (the “say-on-pay” vote).  The proposal to approve, on an advisory basis, executive compensation would be approved based on the following preliminary tabulation of the voting results:

For	Against	Abstain	Broker Non-Votes
2,458,566	2,236,611	55,762	150,886

Proposal 4 – Approval of the amendment to the Company’s equity incentive plan.  The proposal to amend the Company’s  Amended and Restated 2010 Equity Incentive Plan would be approved based on the following preliminary tabulation of the voting results:

For	Against	Abstain	Broker Non-Votes
2,700,100	1,995,200	61,641	144,884

Proposal 5 – Shareholder Proposal – Hire independent, previously unaffiliated, advisor.  The Shareholder proposal would not be approved based on the following preliminary tabulation of the voting results:

For	Against	Abstain	Broker Non-Votes
1,983,750	2,338,735	428,454	150,886

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2018	Consolidated-Tomoka Land Co.

	By:	/s/John P. Albright
John P. Albright, President and
Chief Executive Officer